UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2011

GOOGLE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 16, 2011, Google Inc. (“Google”) entered into a terms agreement, which incorporated by reference an underwriting agreement (together, the “Underwriting Agreement”), with Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, with respect to the offer and sale by Google of $1,000,000,000 aggregate principal amount of its 1.250% Notes due 2014 (the “2014 Notes”), $1,000,000,000 aggregate principal amount of its 2.125% Notes due 2016 (the “2016 Notes”) and $1,000,000,000 aggregate principal amount of its 3.625% Notes due 2021 (the “2021 Notes” and, together with the 2014 Notes and the 2016 Notes, the “Notes”). The Notes sold pursuant to the Underwriting Agreement were registered under Google’s registration statement on Form S-3 (File No. 333-174228).

The Notes will be issued pursuant to an Indenture (the “Indenture”), dated as of May 19, 2011, between Google and The Bank of New York Mellon Trust Company, N.A., as trustee.

The Notes are senior unsecured obligations of Google and will rank equally with all unsecured and unsubordinated indebtedness of Google from time to time outstanding. The 2014 Notes will bear interest at a rate of 1.250% per year, the 2016 Notes will bear interest at a rate of 2.125% per year and the 2016 Notes will bear interest at a rate of 3.625% per year. Google will pay interest on the 2014 Notes, the 2016 Notes and the 2021 Notes semi-annually in arrears on May 19 and November 19 of each year, beginning on November 19, 2011.

The 2014 Notes will mature on May 19, 2014, the 2016 Notes will mature on May 19, 2016 and the 2021 Notes will mature on May 19, 2021. Google, at its option, may redeem the 2014 Notes, the 2016 Notes or the 2021 Notes at any time in whole or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Treasury Rate plus 5 basis points in the case of the 2014 Notes, plus 7.5 basis points in the case of the 2016 Notes, and plus 10 basis points in the case of the 2021 Notes. Google will also pay the accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

The foregoing descriptions of the Underwriting Agreement and the Indenture are qualified in their entirety by the terms of such agreements, which are filed hereto as Exhibit 1.01 and Exhibit 4.01, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of 1.250% Note due 2014, form of 2.125% Note due 2016 and form of 3.625% Note due 2021, which are filed hereto as Exhibit 4.02, Exhibit 4.03 and Exhibit 4.04, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.01	Terms Agreement, dated May 16, 2011, among Google Inc. and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, and Underwriting Agreement, dated May 16, 2011, among Google Inc. and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

4.01	Indenture, dated as of May 19, 2011 between Google Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.02	Form of 1.250% Note due 2014

4.03	Form of 2.125% Note due 2016

4.04	Form of 3.625% Note due 2021

5.01	Opinion of Cleary Gottlieb Steen & Hamilton LLP

23.01	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: May 19, 2011	/s/ PATRICK PICHETTE
Patrick Pichette Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.01	Terms Agreement, dated May 16, 2011, among Google Inc. and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, and Underwriting Agreement, dated May 16, 2011, among Google Inc. and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

4.01	Indenture, dated as of May 19, 2011 between Google Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.02	Form of 1.250% Note due 2014

4.03	Form of 2.125% Note due 2016

4.04	Form of 3.625% Note due 2021

5.01	Opinion of Cleary Gottlieb Steen & Hamilton LLP

23.01	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.01)